Exhibit 10.1

 DEED IN LIEU OF FORECLOSURE AGREEMENT

THIS DEED IN LIEU OF FORECLOSURE AGREEMENT (this “Agreement”) is entered into as of December 16, 2015, by and among AGRITEK VENTURE HOLDINGS, INC., a Florida corporation (“Trustor”), AGRITEK HOLDINGS, INC., a Delaware corporation (formerly MediSwipe, Inc., a Delaware corporation) (“Borrower”), and TONAQUINT, INC., a Utah corporation (“Lender”). Borrower, Trustor, and Lender are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS:

A. Trustor owns certain real property situated in Clark County, Nevada, as more particularly described on Exhibit A attached hereto (the “Real Property”).

B. The Real Property was pledged by Trustor to Lender on or about July 28, 2015, as security for a loan previously extended by Lender to Borrower in the amount of $1,660,000.00 (the “Loan”).

C. The Loan is evidenced by that certain Secured Promissory Note, dated January 31, 2014, executed by Borrower, as maker, to Lender, as payee, in the original principal amount of $1,660,000.00 (as amended from time to time, the “Note”).

D. The Note was amended pursuant to that certain Global Amendment and Forbearance Agreement dated July 28, 2015 between Borrower and Lender (the “Global Amendment”).

E. Pursuant to the terms of the Global Amendment, Trustor executed and delivered to Lender, as beneficiary, that certain Deed of Trust, Assignment of Leases and Rents, and Security Agreement, dated July 28, 2015 (as amended from time to time, the “Trust Deed”). The Trust Deed encumbers the Real Property and was recorded August 12, 2015, as Instrument No. 201508120002674 in the official records of Clark County, Nevada.

F. The Note and Trust Deed, together with any and all other documents evidencing, securing and/or guaranteeing the Loan, are collectively referred to herein as the “Loan Documents.”

G. Borrower defaulted in performing Borrower’s obligations under the Loan Documents, by, among other things, failing to pay to Lender the required payments due under the Note. All notice provisions contained in the Loan Documents have been satisfied, all grace periods have either expired or been waived by Borrower and the outstanding principal balance continues to be due and owing to Lender by Borrower without any counterclaims, setoffs or defenses.

H. Lender has the immediate right to pursue all of its remedies under the Loan Documents, including, without limitation, foreclosure of the Trust Deed.

I. Borrower and Trustor have determined that the present fair market value of the Real Property does not exceed the amount of the outstanding principal and interest of the Note.

J. Borrower and Trustor have requested that the defaults by Borrower under the Loan Documents be resolved by Lender agreeing to accept a conveyance of Borrower’s interests in and to the Real Property and the other assets and rights and interests given as collateral under the Loan Documents (including, without limitation, all improvements situated on the Real Property, together with any and all fixtures, furnishings, equipment, and other personal property located on the Real Property) and any and all other rights of Borrower under the Loan Documents (collectively, the “Property”) in lieu of foreclosure in consideration of Lender’s covenant not to exercise foreclosure remedies (except as specifically provided below) otherwise available to Lender under the Loan Documents and at law, all upon the terms and conditions set forth below.

NOW, THEREFORE, for and in consideration of the above recitals, the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Trustor, and Lender do hereby agree as follows:

1. Recitals Incorporated. The recitals to this Agreement are fully incorporated herein and the Parties hereto acknowledge the truth of each of the statements contained therein.

2. Capitalized Terms. All capitalized terms used herein but not otherwise defined shall have the meanings ascribed thereto in the Note or the Trust Deed, as applicable.

3. Transfer of Property. Subject to the terms and conditions of this Agreement, Trustor shall convey to Lender, absolutely free of any right of redemption, reinstatement or other right or interests of Trustor or Borrower, or anyone claiming by, through or under Trustor or Borrower, the Property, free and clear of any liens and encumbrances, with the exception of the title matters set forth on Exhibit B attached hereto (the “Permitted Exceptions”), by recordable warranty deed (the “Deed”) in the form attached hereto as Exhibit C, which shall provide Lender with marketable fee simple title to the Property and all right, title and interest in and to all easements, rights, privileges and appurtenances to the Property and all streets, alleys and other public ways adjacent thereto.

4. Title. Borrower shall cooperate with Lender to permit Lender to obtain any policy of title insurance related to the Property, if desired by Lender (the “Title Policy”).

5. Conditions Precedent to Closing. The Parties’ performance under this Agreement shall be subject to the satisfaction of the following conditions precedent on or before the Closing Date (as defined below), any one or more of which may be waived, in writing, at the applicable Party’s option:

(a) Except as specified in this Agreement, the representations and warranties of Borrower and Trustor set forth in Section 8 of this Agreement shall be true and correct on and as of Closing with the same effect as though made on or as of Closing.

(b) Borrower and Trustor shall each have delivered all of the Closing Documents (defined below) into escrow pursuant to Section 7 of this Agreement.

(c) Lender shall have received for the Property the Title Policy as set forth in Section 4 of this Agreement, if desired by Lender.

6. Closing. Provided all terms, provisions, and conditions contained in this Agreement to be satisfied on or before Closing have been satisfied so as to provide for the closing of the transaction contemplated hereby, closing of the transaction contemplated in this Agreement (the “Closing”) shall take place by means of exchange of email of .pdf documents for the signature page to this Agreement upon the date of the mutual execution of this Agreement (the “Closing Date”); provided, however, that the Deed shall be delivered as set forth in Section 7(d) below.

7. Closing Deliveries, Etc. The following deliveries/actions shall constitute the Closing and shall be delivered at Closing (collectively, the “Closing Documents”):

(a)          Transfer Documents. The Deed, together with any other document required by Lender to be executed by Trustor in connection with the same, all of which are referred to below as the “Transfer Documents.”

(b)          Other Deliverables. With respect to property insurance, in the event that either (i) Trustor’s insurance coverage related to the Property cannot be assigned to Lender, or (ii) Lender elects to obtain separate insurance coverage and instructs Trustor to cancel its insurance related to the Property as of the Closing Date, Trustor shall assign to Lender its rights to a refund, if any, of any prepaid insurance premiums refundable upon such cancellation.

(c)          Further Assurances. All such further conveyances, assignments, instruments of further assurance, and other instruments and documents as may be reasonably necessary, in order to complete any and all conveyances, transfers, sales and assignments contemplated herein.

(d)          Delivery of Deed. Notwithstanding anything to the contrary herein, Trustor shall, concurrently with its execution of this Agreement, deliver to Lender a fully executed and notarized original of the Deed, such delivery being subject to Section 7(g) below.

(e)          Payment. At such time that the Deed has been properly recorded and title to the Property has been vested in Lender, Lender shall pay the sum of $25,000.00 to Borrower by check or wire transfer (the “Closing Payment”).

(f)           Reduction in Note Balance. The Parties acknowledge and agree that upon the recording of the Deed, the outstanding balance of the Note shall automatically be reduced by $500,000.00 and that immediately following the application of such reduction the Parties acknowledge and agree that the Outstanding Balance of the Note will be $311,814.68.

(g)          Close of Escrow. By executing this Agreement, the Parties acknowledge and agree that the Closing Documents (even if fully executed) shall not be in force and effect until such time as the Closing of the transactions described in this Agreement are complete. In the event the Closing is not completed for any reason whatsoever on or before the Closing Date, the Closing Documents, whether or not executed by all of the Parties, or any of them, shall be of no force or effect, and all previous agreements, if any, among the Parties outside of any Closing Documents and this Agreement shall remain in full force and affect, unmodified by any of the Closing Documents.

8. Representations and Warranties of Borrower and Trustor.

(a)            The transaction contemplated herein is not a preference, voidable transfer, fraudulent conveyance, or otherwise in violation of the United States Bankruptcy Code (US Code: Title 11) (the “Bankruptcy Code”) or any other similar state or federal law.

(b)           Each of Borrower and Trustor has the power, capacity, and authority to enter into this Agreement and to execute and deliver the Closing Documents to Lender and has done or will do so freely and voluntarily, with full knowledge and without duress.

(c)            There are no occupancy rights, easement rights (whether prescriptive or otherwise), leases or tenancies, or any other contractual rights or interests of any kind presently affecting the Property other than as may be disclosed in the Permitted Exceptions.

(d)           Neither Borrower nor Trustor is a “foreign person” as that term is defined in Section 1445(f) of the Internal Revenue Code and the Regulations, as amended, or any successor to same.

(e)            Borrower and Trustor have requested conveyance of title to the Property in lieu of the exercise of Lender’s foreclosure remedies against Borrower and Trustor pursuant to the Loan Documents and throughout the negotiation, preparation, and execution of this Agreement has been, and will through the Closing be represented by competent legal counsel of its own choosing. This Agreement was entered into out of the free will of Borrower and Trustor and pursuant to arm’s-length negotiations, and each of Borrower and Trustor believes this Agreement is fair. Lender has not taken advantage of Borrower or Trustor by threats, intimidation, overreaching, unconscionable conduct, or otherwise, and each of Borrower and Trustor is voluntarily proceeding in this transaction because such Party perceives such a course of action to be in such Party’s own best interest.

(f)            With respect to Hazardous Materials and applicable laws:

(1) To the best of Borrower’s and Trustor’s knowledge: (i) there has been no generation, disposal, transport, treatment, storage, release or discovery of any Hazardous Materials affecting the Real Property subject to regulation under any federal, state or local law, rule or regulation relating to Hazardous Materials; (ii) no activity has ever occurred on any of the Real Property or adjoining property that could have toxic results affecting the Real Property or is otherwise in violation of any law affecting the Real Property; and (iii) there is no proceeding or inquiry pending or anticipated by any governmental agency or other authority with respect thereto.

(2) To the best of Borrower’s knowledge, the Real Property has never been used for the generation, treatment, collection, storage or disposal of any refuse, objectionable waste or any Hazardous Material in a manner which violates the regulations issued by the U.S. Environmental Protection Agency or any other federal, state, or local governmental agency.

(3) Each of Trustor and Borrower has complied with all applicable laws, ordinances, regulations, statutes and rules relating to the Property or any part thereof, and neither Trustor nor Borrower has received any notices alleging that the Property itself does not currently comply with all applicable laws, ordinances, regulations, statutes and rules relating to the Property or any part thereof.

(4) Each of Borrower and Trustor shall indemnify, defend, and hold Lender harmless from any actual loss or cost (including without limitation court costs and attorney fees) incurred by Lender by reason of breach by Borrower or Trustor of the representations and warranties set forth in subsections (1), (2) and (3) of this Section 8(g).

(5) For purposes of this Section 8(g), “Hazardous Materials” means any flammable explosives, radioactive materials, oil or petroleum or chemical liquids or solids, liquid or gaseous products or hazardous wastes, toxic substances and similar substances and materials regulated under any applicable federal, state or local health or environmental law, rule or regulation, including, without limitation, asbestos.

(i) Neither Borrower nor Trustor has entered into any sales contracts or granted any options or rights of first refusal in any third party to purchase all or any part of the Property.

(j) To the knowledge of Borrower and Trustor, and except as disclosed in the Permitted Exceptions, no work has been performed or is in progress at the Property, and no materials have been furnished to the Property as of the date of Closing, which have not been paid for or that might give rise to mechanic’s, materialman’s or other liens against the Property.

(k) Neither Borrower nor Trustor has entered into any listing agreement pursuant to which a real estate broker has been granted the right to sell all or any part of the Property.

The continued validity in all respects of the above representations and warranties shall be a condition precedent to Lender’s obligation to proceed with the Closing. All representations and warranties contained in this Section 8 or elsewhere in this Agreement shall survive the Closing Date in full force and effect.

9. Possession; Obligation of Lender to Third Parties.

(a)            Trustor shall deliver possession and enjoyment of the Property to Lender on December 16, 2015, whereupon Lender shall then have the immediate right to manage, operate, use, possess, sell, and transfer the Property or any part of the Property for its own account to the total exclusion of Borrower and Trustor. Upon delivery of the Property by Borrower to Lender in a condition satisfactory to Lender, Lender shall pay to Borrower the Closing Payment by check or wire transfer.

(b)           Each of Borrower and Trustor acknowledges and agrees that acceptance by Lender of title to the Property pursuant to the terms of this Agreement shall not create any obligations on the part of Lender or Lender’s successors and assigns to third parties which may have claims, demands, or causes of action of any kind against Borrower, Trustor, or any portion of the Property, and except as provided herein, Lender does not assume or agree to discharge any such claims, demands or causes of action which were made or arose prior to the Closing (in the event the Closing occurs). No person not a party to this Agreement shall have any “third party beneficiary” rights or any other rights hereunder.

(c)            Lender shall have no obligation and hereby disclaims all liability for any act or neglect by Borrower and Trustor prior to the Closing Date. Trustor shall have no obligation and hereby disclaims all liability for any act or neglect by Lender after the Closing Date. It is understood that Lender is not purchasing or continuing the business of Trustor or Borrower on the Property. Lender is not a successor to any such business and has no liability for the debts, acts, or omissions of Borrower or Trustor, or the employees or agents of Borrower or Trustor. Lender will be liable only for its own debts, acts, or omissions, which take place from and after the Closing Date.

10. Absolute Conveyance. Transfer of title to the Property to Lender at the Closing pursuant to this Agreement shall constitute an absolute and unconditional conveyance of indefeasible fee simple title to the Property, in substance and effect as well as in form, subject only to the Permitted Exceptions. Such transfer is not intended as and shall not constitute a mortgage, trust conveyance, Trust Deed or security interest of any kind for the payment or performance of any obligation of Borrower, Trustor, or any other person or entity. Following the Closing, neither Borrower nor Trustor shall have any further right, title, interest, or claim in or to the Property of any kind whatsoever, or to the rents, profits, or proceeds which may be derived therefrom. Without limitation of the foregoing, following the Closing, neither Borrower nor Trustor, nor anyone claiming by, through or under Borrower or Trustor shall have any right of redemption in or pertaining to the Property.

11. No Merger. The Parties acknowledge and agree that this Agreement and the Closing Documents shall not cancel or release the Loan and that all of the Loan Documents which evidence or secure such indebtedness shall remain in full force and effect (subject to the express terms of this Agreement) after the transactions contemplated by this Agreement have been consummated. The Parties further acknowledge and agree that the interest of Lender in the Property under the conveyance provided for in this Agreement shall not merge with the interest of Lender in the Property under the Loan Documents. It is the express intention of each of the Parties (and all of the conveyances provided for in this Agreement shall so recite) that such interest of Lender in the Property shall not merge, but shall be and remain at all times separate and distinct, notwithstanding any union of said interest in Lender at any time by purchase, termination or otherwise, and that the liens and security interests of Lender in the Property created by the Loan Documents shall be and remain at all times valid and continuous liens and security interests in the Property.

12. Option to Foreclose. Notwithstanding anything herein to the contrary, at the Closing, Lender may elect, at its sole discretion, to accept the Deed in lieu of foreclosure of the Trust Deed pursuant to the terms of this Agreement, or to foreclose on the Trust Deed pursuant to its remedies under the Loan Documents. In the event Lender elects to foreclose rather than accept the Deed in lieu of foreclosure, each of Borrower and Trustor hereby agrees to cooperate with such foreclosure as reasonably requested by Lender.

13. Notices. Any notice, demand, request, statement or consent made hereunder shall be in writing, signed by the party giving such notice, request, demand, statement, or consent, and shall be deemed to have been properly given: (i) when delivered personally, (ii) when delivered to a reputable overnight delivery service providing a receipt, or (iii) when deposited in the United States mail, postage prepaid and registered or certified return receipt requested, at the address set forth in the Loan Documents, or at such other address within the continental United States of America as may have theretofore have been designated in writing. The effective date of any notice given as provided above shall be (a) the date of personal service, (b) one (1) business day after delivery to such overnight delivery service, or (c) three (3) business days after being deposited in the United States mail, whichever is applicable.

14. Invalidation of Closing Documents. If, in any insolvency, bankruptcy or reorganization proceedings or other proceedings similar to the foregoing which may be instituted in any state or federal court or other tribunal, by or against Borrower or Trustor, the Deed or any other Closing Document, or any other documents or instruments to be executed and delivered by Borrower or Trustor pursuant to the terms of this Agreement, are challenged and sought to be canceled, nullified or set aside, and if any such documents or instruments are canceled, nullified or set aside by a final non-appealable decision of a state or federal court, then all Closing Documents and all other documents and instruments executed and delivered pursuant to the terms of this Agreement shall be void and of no further force and effect and in such event, Lender shall have any and all rights and remedies available to it under the Loan Documents or under this Agreement.

15. Bankruptcy.

(a)            Each of Borrower and Trustor hereby acknowledges and agrees that, in consideration of the recitals and mutual covenants contained herein, in the event Borrower or Trustor shall: (i) file a petition for relief under the Bankruptcy Code; (ii) be the subject of any order for relief issued under the Bankruptcy Code; (iii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for debts; (iv) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator or liquidator; (v) be the subject of any order, judgment or decree entered by any court of competent jurisdiction approving a petition filed against Borrower or Trustor for any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency or relief for debts, Borrower or Trustor, as applicable, shall, to the full extent permitted by applicable law, expressly consent to and shall take no action in opposition to any attempt by Lender to: (a) obtain relief from any automatic stay imposed by Section 362 of the Bankruptcy Code with respect to the Trust Deed, the Property, and/or the rights and remedies available to Lender as provided in the Loan Documents as hereby amended, and as otherwise provided by law; or (b) terminate any exclusive right of Borrower or Trustor to file or solicit acceptances of a plan or reorganization.

(b)           Each of Borrower and Trustor hereby acknowledges and agrees that: (i) this Agreement is of considerable benefit to it; (ii) such Party has received substantial legal and financial accommodations from Lender under this Agreement; and (iii) Lender is entering into this Agreement in reliance on Borrower’s and Trustor’s representations in this Agreement. Each of Borrower and Trustor further affirms it is such Party’s understanding and belief that the estimated value of the Property is less than the amount currently owing under the Note. To the best of Borrower’s and Trustor’s knowledge, as of the date of execution and delivery of the Agreement, the conveyance of the Property to Lender will not constitute a preference or fraudulent conveyance against other creditors.

16. Acknowledgment and Release.

(a)            Each of Borrower and Trustor acknowledges and agrees that the Loan Documents are in full force and effect and are the valid and legally binding obligations of Borrower and Trustor, as applicable, free from all legal and equitable defenses, offsets and counterclaims. Each of Borrower and Trustor hereby ratifies and confirms its liabilities, obligations and agreements under all of the Loan Documents, except as may be specifically and expressly modified by this Agreement and the liens and security interests created thereby, and acknowledge that (a) Borrower is in default of its liabilities and obligations under the Loan Documents and that Borrower has no defenses, claims, counterclaims or set-offs of any kind or nature whatsoever to the enforcement by Lender of the liabilities, obligations and agreements contained in the Loan Documents, and hereby forever waives any right to assert any such defense, claim, counterclaim, or setoff, (b) Lender has fully performed all obligations to Borrower that it may have had or has on and as of the date hereof under the Loan and the Loan Documents, and (c) Lender does not waive, diminish or limit any term or condition contained in any of the Loan Documents, except as specifically and expressly set forth in this Agreement.

(b)           Each of Borrower and Trustor affirms its understanding and belief that, notwithstanding the price at which Lender may resell all or any portion of the Property, neither Borrower nor Trustor or any other person is entitled to share in any proceeds of a resale, even if such a resale is at a greater price than the current market value of the Property or the consideration given by Lender hereunder, regardless of the timing of such resale or the identity of the purchaser. Each of Borrower and Trustor acknowledges that it is receiving substantial benefits as a consequence of this Agreement, and each Party knowingly and willingly accepts the risks associated with such a valuation of the Property. At the time of execution of this Agreement, each of Borrower and Trustor believes that the consideration recited above constitutes a fair and adequate consideration for the agreements and transfers contained herein.

(c)            Borrower, TRUSTOR AND ANY OTHER OBLIGOR UNDER THE debt, on behalf of THEMSELVES and THEIR RESPECTIVE successors, assigns, affiliates, attorneys, agents and properties, past, present and future, and their respective heirs, successors and assigns (collectively and individually, the “Borrower Parties”), hereby fully, finally and completely RELEASE, ACQUIT AND FOREVER DISCHARGE, AND AGREE TO HOLD HARMLESS Lender and its successors, assigns, affiliates, attorneys, agents and properties, past, present and future, and their respective heirs, successors and assigns (collectively and individually, the “LENDER Parties”), of and from any and all claims, controversies, disputes, liabilities, obligations, demands, damages, debts, liens, actions and causes of action of any and every nature whatsoever, known or unknown, whether at law, by statute or in equity, in contract or in tort, under state or federal jurisdiction, and whether or not the economic effects of such alleged matters arise or are discovered in the future (COLLECTIVELY, the “CLAIMS”), which Borrower Parties have as of the date Borrower and trustor execute this Agreement (“Borrower’s Execution Date”) or may claim to have against LENDER Parties arising out of or with respect to any and all transactions relating to the Loan, the Loan Documents or the property occurring on or before the CLOSING Date, including any loss, cost or damage of any kind or character arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of lENDER Parties occurring on or before the CLOSING Date. The foregoing release is intended to be, and is, a full, complete and general release in favor of LENDER Parties with respect to all claims, demands, actions, causes of action and other matters described therein, including specifically, without limitation, any claims, demands or causes of action based upon allegations of NEGLIGENCE, GROSS NEGLIGENCE, breach of fiduciary duty, breach of any alleged duty of fair dealing in good faith, economic coercion, usury, TORTiOUS INTERFERENCE or any other theory, cause of action, occurrence, matter or thing which might result in liability upon LENDER Parties arising or occurring on or before the CLOSING Date. BORROWER Parties understand and agree that the foregoing general release is in consideration for the agreements of lender contained herein and that the borrower parties will receive no further consideration for such release. Furthermore, Each of the Borrower Parties represents and warrants to lender he, she, or it: (i) read this Agreement, including, without limitation, thE release SET FORTH IN THIS SECTION (THE “RELEASE”), and understands all of the terms and conditions hereof; (ii) executes this Agreement voluntarily with full knowledge of the significance of this Agreement AND THE RELEASES CONTAINED HEREIN and execution hereof, and (iii) has been represented by HIS, HER, OR its own legal counsel and has been advised by counsel concerning this Agreement AND THE RELEASE CONTAINED HEREIN. The Borrower Parties agree to assume the risk of any and all unknown, unanticipated, or misunderstood Claims that are released by this RELEASE.

17. Remedies. In the event of any default, breach or other non-compliance hereunder by Borrower or Trustor, Lender shall, in addition to any other rights and remedies available to Lender herein, in any of the Loan Documents, at law or in equity, have the right to terminate this Agreement without any cost, obligation or liability to Lender. Any such termination of the Agreement shall not abrogate any rights of Lender to exercise its remedies under any of the Loan Documents or imply any waiver, extension or modification of the terms of any of the Loan Documents, and Borrower’s or Trustor’s defaults under the Loan Documents shall date back to defaults occurring prior to this Agreement.

18. Waiver of Jury Trial. EACH OF THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, THE CLOSING DOCUMENTS, THE LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF LENDER, TRUSTOR, OR BORROWER WITH RESPECT THERETO. THIS PROVISION SETS FORTH THE MUTUAL DESIRE OF LENDER, TRUSTOR AND BORROWER TO AVOID DELAYS IN THE RESOLUTION OF DISPUTES INVOLVING THIS AGREEMENT. EACH OF BORROWER AND TRUSTOR ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS AGREEMENT.

19. Governing Law; Jurisdiction and Venue. The validity of this Agreement and of any of its terms or provisions, as well as the rights and duties of the Parties under this Agreement, shall be construed pursuant to and in accordance with the laws of the State of Nevada. Each of Borrower and Trustor submits to the exclusive jurisdiction and venue of any state or federal court sitting in Clark County, State of Nevada. This Agreement shall be binding upon, and insure to the benefit of the Parties to this Agreement and their respective successors and assigns.

20. Modifications; Final Agreement. This Agreement may be amended or terminated only by a written instrument executed by the Parties. All agreements, representations and warranties by the respective Parties contained herein or made in writing pursuant to this Agreement are not intended to merge with the Deed. This Agreement supersedes all prior agreements and understandings among the Parties hereto relating to the conveyance of the Property by Trustor to Lender. The prevailing party in any dispute between the parties regarding their rights under this Agreement shall be entitled to recovery of its reasonable attorneys’ fees, court costs, and litigation expenses, including those incurred in any appellate proceeding.

21. Binding Agreement. The delivery of a copy of this Agreement to a Party hereto is not intended to be an offer. All terms and conditions set forth in this Agreement shall only be considered binding and enforceable upon the execution and delivery of signed counterparts of this Agreement among the Parties. The execution and delivery of the Agreement between the Parties by facsimile or email or in .pdf electronic format shall have the same legal effect as delivery of a signed original counterpart by hand.

22. Survival. Except as specifically set forth herein, the terms and provisions of this Agreement shall survive the Closing hereunder.

23. Spin-Out Consent and Waiver. Lender hereby consents and agrees to Borrower’s proposed spin-out transaction of its subsidiary Prohibition Products Inc. into a separate company (the “Spin-Out”). Borrower also hereby waives any of its rights under the Note to prevent the Spin-Out or call an event of default related to the Spin-Out. Notwithstanding the foregoing, the consent and waiver set forth above shall only be effective if no material assets of Borrower are included in the Spin-Out.

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IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

BORROWER:

AGRITEK HOLDINGS, INC.

By:
Name:
Title:

TRUSTOR:

AGRITEK VENTURE HOLDINGS, INC.

By:
Name:
Title:

LENDER:

TONAQUINT, INC.

By:
John M. Fife, President

EXHIBIT A

to

Deed in Lieu of Foreclosure Agreement

Legal Description of the Real Property

PARCEL I:

A PORTION OF LOT 1 OF THAT CERTAIN PLAT OF “APEX INDUSTRIAL PARK” ON FILE IN THE CLARK COUNTY RECORDER’S OFFICE IN BOOK 95, PAGE 36 OF PLATS, LYING WITHIN THE SOUTHWEST QUARTER (SW 114) OF SECTION 13, TOWNSHIP 18 SOUTH, RANGE 63 EAST, M.D.M., CITY OF NORTH LAS VEGAS, CLARK COUNTY, NEVADA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID SOUTHWEST QUARTER (SW 114); THENCE NORTH 89°35’21” EAST ALONG THE SOUTH LINE OF SAID SOUTHWEST QUARTER (SW 114), A DISTANCE OF 710.67 FEET TO THE POINT OF BEGINNING; THENCE DEPARTING SAID SOUTH LINE, NORTH 11°48’41” WEST, A DISTANCE OF 405.94 FEET TO THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE NORTHWESTERLY, HAVING A RADIUS OF 500.00 FEET, A RADIAL LINE TO WHICH BEARS SOUTH 11°48’41” EAST; THENCE NORTHEASTERLY 199.21 FEET ALONG THE ARC OF SAID CURVE, THROUGH A CENTRAL ANGLE OF 22°49’40”; THENCE SOUTH 34°38’22” EAST ALONG A RADIAL LINE, A DISTANCE OF 574.09 FEET TO SAID SOUTH LINE OF SAID SOUTHWEST QUARTER (SW 114); THENCE SOUTH 89°35’21” WEST ALONG SAID SOUTH LINE, A DISTANCE OF 425.10 FEET TO THE POINT OF BEGINNING; FURTHER DEPICTED AS LOT THREE (3) ON THAT RECORD OF SURVEY ON FILE IN FILE 193 OF SURVEYS, PAGE 70, IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA OFFICIAL RECORDS.

PARCEL II:

NON-EXCLUSIVE EASEMENTS FOR VEHICULAR AND PEDESTRIAN INGRESS AND EGRESS AS SET FORTH IN THAT CERTAIN DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS FOR APEX INDUSTRIAL PARK RECORDED APRIL 10, 2001, IN BOOK 20010410 AS DOCUMENT NO. 01425, OFFICIAL RECORDS.

EXHIBIT B

to

Deed in Lieu of Foreclosure Agreement

Permitted Exceptions

None

EXHIBIT C

to

Deed in Lieu of Foreclosure Agreement

Warranty Deed

(Attached)

APN: 103-13-010-017

Mail Tax Statements to and

When Recorded Mail to:

Tonaquint, Inc.

Attn: John M. Fife

303 E. Wacker Drive, Suite 1040

Chicago, Illinois 60601

WARRANTY DEED
(IN LIEU OF FORECLOSURE)

For the good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, AGRITEK VENTURE HOLDINGS, INC., a Florida corporation (“Grantor”), hereby conveys and warrants to TONAQUINT, INC., a Utah corporation (“Grantee”), the real property situated in Clark County, State of Nevada, which is more particularly described as follows:

PARCEL I:

A PORTION OF LOT 1 OF THAT CERTAIN PLAT OF “APEX INDUSTRIAL PARK” ON FILE IN THE CLARK COUNTY RECORDER’S OFFICE IN BOOK 95, PAGE 36 OF PLATS, LYING WITHIN THE SOUTHWEST QUARTER (SW 114) OF SECTION 13, TOWNSHIP 18 SOUTH, RANGE 63 EAST, M.D.M., CITY OF NORTH LAS VEGAS, CLARK COUNTY, NEVADA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID SOUTHWEST QUARTER (SW 114); THENCE NORTH 89°35’21” EAST ALONG THE SOUTH LINE OF SAID SOUTHWEST QUARTER (SW 114), A DISTANCE OF 710.67 FEET TO THE POINT OF BEGINNING; THENCE DEPARTING SAID SOUTH LINE, NORTH 11°48’41” WEST, A DISTANCE OF 405.94 FEET TO THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE NORTHWESTERLY, HAVING A RADIUS OF 500.00 FEET, A RADIAL LINE TO WHICH BEARS SOUTH 11°48’41” EAST; THENCE NORTHEASTERLY 199.21 FEET ALONG THE ARC OF SAID CURVE, THROUGH A CENTRAL ANGLE OF 22°49’40”; THENCE SOUTH 34°38’22” EAST ALONG A RADIAL LINE, A DISTANCE OF 574.09 FEET TO SAID SOUTH LINE OF SAID SOUTHWEST QUARTER (SW 114); THENCE SOUTH 89°35’21” WEST ALONG SAID SOUTH LINE, A DISTANCE OF 425.10 FEET TO THE POINT OF BEGINNING; FURTHER DEPICTED AS LOT THREE (3) ON THAT RECORD OF SURVEY ON FILE IN FILE 193 OF SURVEYS, PAGE 70, IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA OFFICIAL RECORDS.

PARCEL II:

NON-EXCLUSIVE EASEMENTS FOR VEHICULAR AND PEDESTRIAN INGRESS AND EGRESS AS SET FORTH IN THAT CERTAIN DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS FOR APEX INDUSTRIAL PARK RECORDED APRIL 10, 2001, IN BOOK 20010410 AS DOCUMENT NO. 01425, OFFICIAL RECORDS.

TOGETHER WITH: all right, title and interest in and to all easements, rights, privileges and appurtenances applicable to such real property, and all streets, alleys and other public ways adjacent thereto, and all improvements situated thereon, and any and all fixtures, furnishings, equipment, and other personal property located thereon.

THIS WARRANTY DEED is an absolute conveyance, Grantor having sold said property to Grantee herein for fair and adequate consideration. Grantor declares that this conveyance is freely and fairly made.

The parties hereto do not intend a merger of any existing lien held by Grantee or any affiliated or related entity of Grantee on the real property with the fee title acquired under this Warranty Deed. Specifically, Grantee’s right to foreclose liens of whatever nature is hereby preserved to the full extent allowed by law.

DATED this 16th day of December 2015.

GRANTOR:

AGRITEK VENTURE HOLDINGS, INC.

By:
Name:
Title:

STATE OF FLORIDA                             )

                                                                     :ss

COUNTY OF PALM BEACH                 )

On this 16th day of December 2015, personally appeared before me, a notary public, ____________________________ of Agritek Venture Holdings, Inc., personally know (or proved) to me to be the person whose name is subscribed to the foregoing instrument and who acknowledged that he executed the instrument on behalf of such entity.

NOTARY PUBLIC